SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 21, 2003

                                  Bluefly, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)

Delaware                       001-14498                  13-3612110
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)

42 West 39th Street, New York, New York                   10018
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(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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OTHER EVENTS AND FINANCIAL STATEMENTS & EXHIBITS

                              ITEM 5. OTHER EVENTS.

On November 21, 2003, Bluefly, Inc. (the "Company") issued a press release announcing that Jonathan Morris resigned from his role as Executive Vice President and Corporate Secretary. A copy of this press release is attached hereto as Exhibit 99.1. On November 21, 2003, the Company entered into a termination agreement with Mr. Morris. A copy of the termination agreement is attached hereto as Exhibit 99.2.

                                ITEM 7. EXHIBITS.

99.1 Press Release dated November 21, 2003.

99.2 Agreement of termination of employment dated as of November 21, 2003 by and between Jonathan Morris and Bluefly, Inc.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  BLUEFLY, INC.
                                                  (Registrant)


Date: November 21, 2003                           By: /s/ Patrick C. Barry
                                                     ---------------------
                                                  Name:  Patrick C. Barry
                                                  Title: Chief Operating Officer
                                                         and Chief Financial
                                                         Officer

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                                INDEX TO EXHIBITS

Exhibit No.

99.1    Press release issued by the Company on November 21, 2003.
99.2 Termination Agreement between the Company and Jonathan Morris dated November 21, 2003.